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                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
[LAKES ENTERTAINMENT, INC. LOGO]                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
Monday, May 17, 2004

         CALIFORNIA'S SYCUAN RESORT & CASINO BECOMES FIRST TO DEBUT NEW
              "WORLD POKER TOUR(R) ALL-IN HOLD `EM(TM)" TABLE GAME

             OTHER CASINOS EXPECTED TO ANTE UP FOR NEW GAME BASED ON
                        WORLD POKER TOUR TELEVISION SHOW


MINNEAPOLIS, MN (MAY 17, 2004) -- On Saturday, May 22, 2004, Sycuan Resort and Casino in El Cajon California will be the first gaming facility in the United States to debut the new WORLD POKER TOUR ALL-IN HOLD `EM table. WPT ALL-IN HOLD `EM was developed by Lakes Entertainment, Inc. through a license arrangement with World Poker Tour, LLC, the entertainment and media company that films and produces the World Poker Tour television series currently shown on Travel Channel. Lakes Entertainment expects that WPT ALL-IN HOLD `EM, which is inspired by the World Poker Tour television series, will be a big winner for casinos by drawing new players into the properties and giving the house an edge in the game.

WPT ALL-IN HOLD `EM will allow poker fans to experience the same kind of excitement that they have been accustomed to seeing on their television sets. Players can strategize their betting and experience the rush of making an "all-in" raise or bluffing for a big win. Like the No Limit Texas Hold `Em poker played on the World Poker Tour, the WPT ALL-IN HOLD `EM table game "takes a minute to learn for a lifetime of action" -- to quote WPT commentator Mike Sexton. WPT ALL-IN HOLD `EM is distinctive, however, in that players only play against the dealer rather than against the other players at the table.

"We are delighted to deliver our first table to the Sycuan Resort and Casino," said Lakes Entertainment CEO Lyle Berman. "Our staff will provide all the promotional support that will help the casino maximize the opportunity of being the first in the nation to unveil the exciting WPT ALL-IN HOLD `EM table. As new casinos sign up, we'll provide guidance and counsel to insure their success with WPT ALL-IN HOLD `EM."

The table is being marketed to casinos along with an attractive screen that runs an action-packed WPT promotional and instructional video on a continual loop that is designed to draw players to the table. Berman expects to announce other casino commitments in the coming weeks.

                                     (more)


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The Sycuan Resort and Casino is operated by the Sycuan Band of the Kumeyaay
Nation, on the tribe's traditional El Cajon land, near San Diego. Said Steve Penhall, General Manager, "We feel honored to be the first to introduce this revolutionary new game. It has all the appeal of Texas Hold `Em coupled with the simplicity of Blackjack. Leveraging the visibility of Texas Hold `Em that has resulted in part from the World Poker Tour television series, we know WPT ALL-IN HOLD 'EM will be a major new attraction in our casino."

The exciting new WPT ALL-IN HOLD `EM table game is marketed by Lakes Entertainment, a respected name in the gaming world through its previous development and management of Indian casinos across the nation. Lakes Entertainment also owns approximately 80% of World Poker Tour, LLC, the media and entertainment company that films and produces the World Poker Tour television series.

For information on being among the first casinos to secure the WPT ALL-IN HOLD `EM please contact Jack Malisow at Lakes Entertainment (952) 449 7024 or email: jmalisow@lakesentertainment.com. You can see more on WPT ALL-IN HOLD `EM at www.lakesentertainment.com.

More About WPT All-In Hold `Em
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What makes "WPT ALL-IN HOLD `EM" distinctive is that, unlike the traditional
Texas Hold `Em played on the Tour, players don't bet against their fellow players--they bet against the dealer only! The table is specially designed to showcase a new derivation of Texas Hold `Em, which is easy to learn, easy to play, and provides plenty of action.

In "WPT ALL-IN HOLD `EM" each player is required to bet the blind ante on every hand. That's the ticket into the game. Then the player has other betting options, including an optional bonus bet on the hole cards. For example, two red aces pays 50 to 1, while a pair of deuces pays 2 to 1.

Once he or she has seen the hole cards, a player can fold, raise the blind ante by betting five times or even ten times the ante bet (placed in two easily visible marked circles in front of each player.) Then the action turns to the dealer, who will fold and pay off the player's ante bets, or call. If the dealer qualifies to play on (based on specific rules), the play continues with the flop, turn and the river. If the player's best five-card poker hand beats the dealer's, the player wins his ante and the raise bets.

ABOUT THE SYCUAN TRIBE

The Sycuan Band of the Kumeyaay Nation. Sycuan Tribal Development Corporation
(STDC). STDC is the business development arm of the Sycuan Tribe. Its purpose is to expand and diversify the economic base of the tribal government, thereby ensuring the future well being of tribal members and the broader San Diego community through job retention and creation and tax generation.


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Other ventures of STDC include the purchase of the Singing Hills Resort in the year 2000; selection as the master developer of Marina Gateway Place, a combined hotel-retail development in National City; launch of Sycuan Capital Management (Sycuan Capital), the first Tribal-owned registered investment adviser licensed by the S.E.C.; acquisition of the U.S. Grant Hotel, a 284 room historic hotel in the heart of downtown San Diego; and future development of Sycuan Square, a 12-acre commercial property in Dehesa near the Sycuan Casino.

About Lakes Entertainment, Inc.

Lakes Entertainment, Inc. currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. In addition, Lakes Entertainment has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. In addition, Lakes Entertainment owns approximately 80% of the World Poker Tour, the entertainment and media company that films and produces the World Poker Tour television series currently shown on Travel Channel. Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".



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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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